UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/20/2007

Innospec Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13879

Delaware	981081725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Innospec Manufacturing Park,
Oil Sites Road,
Ellesmere Port,
CH65 4EY,
United Kingdom
(Address of principal executive offices, including zip code)

+44 151 355 3611
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On June 19, 2007, Innospec Inc. ("Innospec") issued a press release announcing that it had entered into a settlement agreement with Ethyl Corporation, a subsidiary of NewMarket Corp (NYSE: NEU) ("Ethyl") on June 15, 2007 ("Settlement Agreement").

A copy of the press release is being furnished with this Form 8-K as Exhibit 99.1 and is incorporated into this Item 1.01 by reference.

Item 1.02.    Termination of a Material Definitive Agreement

Pursuant to the Settlement Agreement, Innospec and Ethyl agreed that certain exclusive agreements governing the global sales and marketing of tetra ethyl lead outside of North America be terminated.

A copy of the press release is being furnished with this Form 8-K as Exhibit 99.1 and is incorporated into this Item 1.02 by reference.

Item 9.01.    Financial Statements and Exhibits

The press release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Exhibit 99.1 is deemed to be filed under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc.

Date: June 20, 2007	By:	/s/ Andrew Hartley
Andrew Hartley
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated June 19, 2007